UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 11, 2011

Date of Report (Date of earliest event reported)

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Tender Offer

On January 11, 2011, Verso Paper Corp. (“Verso”) announced that its subsidiary, Verso Paper Holdings LLC (“Verso Holdings” and together with Verso, the “Registrants”), will launch a cash tender offer for all of the outstanding 9 1/8 second priority senior secured fixed rate notes due 2014 issued by it and Verso Paper Inc., a subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”). A copy of the press release related to the tender offer is attached as Exhibit 99.1 and is incorporated herein by reference.

Notes Offering

On January 11, 2011, Verso also announced, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), the intent of the Issuers to offer $360 million aggregate principal amount of second priority senior secured notes due 2019 (the “Notes”) through a private placement that is exempt from the registration requirements of the Securities Act. A copy of the press release related to the Notes offering is attached as Exhibit 99.2 and is incorporated herein by reference.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. investors pursuant to Regulation S. The Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The Registrants are furnishing this information under Item 7.01 of this report to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on the Registrants. Actual results could vary materially depending on risks and uncertainties that may affect the Registrants and their business. For a discussion of such risks and uncertainties, please refer to the Registrants’ filings with the Securities and Exchange Commission. The Registrants assume no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report and are being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on January 11, 2011, announcing the tender offer.

99.2	Press release issued by Verso Paper Corp. on January 11, 2011, announcing the Notes offering.

99.3	Disclosure in connection with the distribution of the offering circular for $360 million aggregate principal amount of second priority senior secured notes due 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2011

VERSO PAPER CORP.

By:	/S/ ROBERT P. MUNDY
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

By:	/S/ ROBERT P. MUNDY
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on January 11, 2011, announcing the tender offer.

99.2	Press release issued by Verso Paper Corp. on January 11, 2011, announcing the Notes offering.

99.3	Disclosure in connection with the distribution of the offering circular for $360 million aggregate principal amount of second priority senior secured notes due 2019.